                         FIRST CAROLINA INVESTORS, INC.

                             REPORT TO SHAREHOLDERS

                                 JUNE 30, 2000

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
                             JUNE 30, 2000 AND 1999
                                  (UNAUDITED)

                                                                  2000            1999
                                                              ------------    ------------
                                          ASSETS

Investments in securities, at value (cost of $29,673,225 in
  2000 and $29,022,745 in 1999).............................  $ 89,106,418    $106,821,883
Cash, including short term investments of $7,533,439 in 2000
  and $8,428,363 in 1999....................................     7,513,706      10,921,603
Mortgage loans, secured by real estate......................        52,513          54,250
Real estate.................................................     2,000,000       2,250,000
Investment in joint venture.................................        75,000         250,000
Amounts due from sale of security...........................        43,286              --
Accrued dividend and interest receivable....................        55,560          38,141
Other assets................................................     2,823,510       2,211,192
                                                              ------------    ------------
          Total assets......................................  $101,669,993    $122,547,069
                                                              ------------    ------------

                                       LIABILITIES

Accounts payable and accrued liabilities....................  $  4,515,961    $  3,315,867
Federal and state income taxes payable......................       784,878       2,767,264
Deferred income taxes payable...............................    22,457,157      30,980,940
                                                              ------------    ------------
          Total liabilities.................................    27,757,996      37,064,071
                                                              ------------    ------------
Net Assets..................................................  $ 73,911,997    $ 85,482,998
                                                              ============    ============
Net assets per share (3,500,000 no par value common shares
  authorized, 966,456 shares issued, 955,956 and 999,581
  shares outstanding in 2000 and 1999 respectively).........  $      77.32    $      85.52
                                                              ============    ============

  The Consolidated Financial Statements should be read in conjunction with the
                              1999 Annual Report.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND 1999
                                  (UNAUDITED)

                                                                 2000          1999
                                                              ----------    ----------
                                 INCOME
Dividends...................................................  $  802,933    $  414,970
Interest....................................................     258,796       297,490
Gain on sale of real estate.................................      10,000       941,593
Equity in earnings of joint venture.........................     177,974        (3,312)
Other.......................................................       3,834        33,813
                                                              ----------    ----------
          Total income......................................   1,253,537     1,684,554
                                                              ----------    ----------

                                EXPENSES
General and administrative..................................      44,539       155,491
Professional fees...........................................      47,379        37,405
Other.......................................................     107,581       113,355
                                                              ----------    ----------
          Total expenses....................................     199,499       306,251
                                                              ----------    ----------
Earnings before income taxes and realized and unrealized
  appreciation on investments...............................   1,054,038     1,378,303
Provision for income taxes..................................    (303,000)     (455,000)
                                                              ----------    ----------
Net income before realized and unrealized appreciation on
  investments...............................................     751,038       923,303
Gain realized on investments in other companies (net of
  income tax provision of $767,000 in 2000 and $4,535,000 in
  1999).....................................................   1,199,753     6,320,380
Change in unrealized appreciation (depreciation) of
  investments for the period, net of deferred taxes.........     559,932      (976,666)
                                                              ----------    ----------
          Net increase in net assets resulting from
            operations......................................  $2,510,723    $6,267,017
                                                              ==========    ==========

  The Consolidated Financial Statements should be read in conjunction with the
                              1999 Annual Report.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND 1999
                                  (UNAUDITED)

                                                                 2000          1999
                                                              -----------   -----------
Increase in net assets from operations
  Investment income, net....................................  $   751,038   $   923,303
  Realized gain on investments, net.........................    1,199,753     6,320,380
  Change in unrealized appreciation, net....................      559,932      (976,666)
                                                              -----------   -----------
     Net increase in net assets resulting from operations...    2,510,723     6,267,017
Distributions to shareholders of $.50 per share
  in 2000 and in 1999 from investment income, net...........     (467,356)     (486,731)
Treasury shares purchased...................................   (1,124,731)   (1,092,607)
                                                              -----------   -----------
     Total increase.........................................      918,636     4,687,679
Net assets
  Beginning of period.......................................   72,993,361    80,795,319
                                                              -----------   -----------
  End of period.............................................  $73,911,997   $85,482,998
                                                              ===========   ===========

  The Consolidated Financial Statements should be read in conjunction with the
                              1999 Annual Report.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                           INVESTMENTS IN SECURITIES
                             JUNE 30, 2000 AND 1999
                                  (UNAUDITED)

                                                          2000                       1999
                                                ------------------------   -------------------------
                                                PRINCIPAL                  PRINCIPAL
                                                AMOUNT OR                  AMOUNT OR
                                                NO. SHARES   FAIR VALUE    NO. SHARES    FAIR VALUE
                                                ----------   -----------   ----------   ------------
Common Stocks -- 96.6% in 2000 and 100% in
  1999
Financial Services -- 66.5% in 2000 and
  69.8% in 1999
  M & T Bank Corporation......................     125,000   $56,250,000     130,000    $ 71,500,000
  Merchants Group, Inc........................     135,000     2,244,375     135,000       3,020,625
  Three Rivers Bancorp, Inc...................     124,300       815,718          --              --
Manufacturing -- 18.7% in 2000 and 12.7% in
  1999
  Acme Electric Corporation...................   1,010,000     8,711,250     941,000       5,116,688
  Exolon -- ESK Company.......................      64,700       711,700      64,700       1,164,600
  Marine Transport Corporation................     700,000     1,706,250     700,000       2,493,750
  Todd Shipyards Corporation..................     700,000     5,512,500     700,000       4,812,500
Services -- 4.3% in 2000 and 7.6% in 1999
  Barrister Global Services Network, Inc......     159,810       169,798   1,757,910       5,273,730
  Ecology & Environment, Inc..................     425,000     2,576,563     425,000       2,868,750
  Imperial Parking Corporation................      62,500     1,046,875          --              --
Diversified -- 7.1% in 2000 and 9.9% in 1999
  Bell Industries, Inc........................     108,900       285,863     592,700       2,630,106
  First Union Real Estate.....................   1,296,400     3,808,175   1,000,000       4,500,000
  First Union R/E PFD Conv Ser A..............      30,700       614,000          --              --
  Oglebay Norton Company......................          --            --      98,000       2,180,500
  Price Enterprises, Inc......................      17,000       114,223          --              --
  Tandycrafts, Inc............................     533,511     1,500,500     347,761       1,260,634
                                                             -----------                ------------
Total Common Stocks -- (cost of $26,552,275 in
  2000 and $29,022,745 in 1999)...............               $86,067,790                $106,821,883
                                                             -----------                ------------
Debentures -- 3.4% in 2000 and 0% in 1999
  Excel Legacy Corporation....................  $  668,000       489,310          --              --
  First Union Real Estate Equity
     Investments..............................  $  100,000        91,251          --              --
  Sizeler Property Investors, Inc.............  $2,758,000     2,458,067          --              --
                                                             -----------   ---------    ------------
Total Debentures (cost of $3,120,950 in 2000
  and 0% in 1999).............................                 3,038,628          --              --
                                                             -----------   ---------    ------------
Total -- 100% (cost of $29,673,225 in 2000 and
  $29,022,745 in 1999)........................               $89,106,418                $106,821,883
                                                             ===========                ============

  The Consolidated Financial Statements should be read in conjunction with the
                              1999 Annual Report.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2000 AND 1999

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, FINANCIAL STATEMENT PRESENTATION AND ORGANIZATION.

  (A) Organization

     First Carolina Investors, Inc. was organized December 2, 1971 and subsequently incorporated in the state of Delaware on July 1, 1987. On January 3, 1995 First Carolina Investors, Inc. registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

  (B) Principles of consolidation and financial statement presentation

     The accompanying consolidated financial statements include First Carolina Investors, Inc. and its subsidiaries (the Company), all of which are wholly-owned. In consolidation, all significant intercompany accounts and transactions have been eliminated.

     The Company became an investment company on January 3, 1995, and accordingly has prepared its consolidated financial statements on a fair value basis. Prior to this time the Company prepared its consolidated financial statements on a historical cost basis. Financial information for periods prior to January 3, 1995 is available by referring to quarterly filings on Form 10-Q, annual filing on Form 10-KSB and reports to stockholders.

  (C) Security valuation

     Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

  (D) Real estate

     The Board of Directors and management of the Company value its real property investments at estimated fair value. Procedures utilized to determine the estimated fair value include appraisals by an independent appraiser, estimated net cash flows, utilization of fair market comparables in existing subdivisions developed by the Company and other market comparables.

     The Company accounts for sales of real estate in accordance with Statement of Financial Accounting Standards No. 66, Accounting for Sales of Real Estate.

  (E) Investment in joint venture

     The Company has an interest in a joint venture which is engaged in the development and sale of real estate. The Board of Directors and management have used both fair market comparables in the existing subdivision developed by the venture and discounted net cash flows in valuing its investment at its estimated fair value. At June 30, 2000, the venture owned 3 lots at a cost of $113,268 and at June 30, 1999 the venture owned 7 lots at a cost of $293,236.

  (F) Income taxes

     The Company is subject to Federal and state corporate income taxes. The Company files a consolidated Federal income tax return. The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

     Deferred income taxes payable have been increased to reflect the estimated Federal and state income tax liabilities on unrealized gains in real estate, investments in other companies and investment in joint venture in the accompanying Consolidated Statements of Assets and Liabilities.

  (G) Management's use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses; and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results may differ from these estimates.

  (H) Other

     The Company follows the industry practice of recording security transactions on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

2. INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities were $2,866,841 and $4,884,800 respectively for the six month period ended June 30, 2000 and $8,892,700 and $12,342,158 respectively for the six months ended June 30, 1999. The net gain on sale of investments in other companies for the respective six month period was $1,199,753 in 2000 and $6,320,380 in 1999.

     The gross unrealized gain on investments in other companies totaled $62,274,883 and $79,250,265 for the six months ended June 30, 2000 and 1999, respectively. Gross unrealized losses were $2,841,690 and $1,451,127 at June 30, 2000 and 1999.

3. MORTGAGE LOANS

     The Company's investments in mortgage loans as of June 30, 2000 and 1999 are as follows:

                                             2000                                 1999
                               ---------------------------------    ---------------------------------
                               INTEREST   MATURITY   OUTSTANDING    INTEREST   MATURITY   OUTSTANDING
                                 RATE       DATE       BALANCE        RATE       DATE       BALANCE
                               --------   --------   -----------    --------   --------   -----------
Permanent first mortgage
  loans on condominiums......     16%     12/2002      $52,513         16%     12/2002      $54,250
                                                       -------                              -------
                                                       $52,513                              $54,250
                                                       =======                              =======

4. REAL ESTATE

     The estimated fair value of real estate owned at June 30, 2000 and 1999, respectively is $2,000,000 and $2,250,000. It consists of two tracts of commercially zoned property totaling 35 acres as compared with the same tracts plus four developed lots at June 30, 1999. Land held for investment is considered non-income producing.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

5. OTHER ASSETS

     The components of other assets at June 30, 2000 and 1999 are as follows:

                                                                 2000          1999
                                                              ----------    ----------
Deferred compensation, funded...............................  $2,802,327    $2,191,947
Miscellaneous...............................................      21,183        19,245
                                                              ----------    ----------
                                                              $2,823,510    $2,211,192
                                                              ==========    ==========

     The deferred compensation includes $2,802,000 and $2,191,000 at June 2000 and 1999 respectively, that is owed to affiliated persons pursuant to a deferred compensation plan. The deferred compensation has accrued over sixteen years. Contributions are no longer being made to the plan.

6. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     The components of accounts payable and accrued liabilities at June 30, 2000 and 1999 are as follows:

                                                                 2000          1999
                                                              ----------    ----------
Trade accounts payable......................................  $  394,607    $  717,905
Accounts payable for securities.............................     711,136            --
Deferred compensation (note 5)..............................   2,802,327     2,191,947
Dividends payable...........................................     465,431       242,015
Miscellaneous accruals and payable..........................     137,915       155,915
Cash held in escrow.........................................       4,545         8,085
                                                              ----------    ----------
                                                              $4,515,961    $3,315,867
                                                              ==========    ==========

7. NET ASSETS PER SHARE

     Net assets per share are based on the number of shares of common stock and common stock equivalents outstanding, after deducting treasury stock 955,956 and 999,581 at June 30, 2000 and 1999, respectively. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock resulting in the issuance of an additional 35,594 shares of common stock at June 30, 2000 and 36,919 shares at June 30, 1999.

     At June 30, 2000, accumulated undistributed net investment income is $4,580,984, accumulated and undistributed net realized gains on investment transactions are $25,531,973 and the net unrealized appreciation in value of investments is $31,310,655.

8. SHARE REPURCHASE PROGRAM

     At June 30, 2000 the Company has repurchased 586,180 shares as treasury shares at a cost of $17,946,676. At June 30, 2000, 575,680 treasury shares were cancelled and retired. During 2000 through June 30, the Company has repurchased 17,700 shares at an average cost of $63.54 per share on the Boston Stock Exchange, the exchange on which the Company's shares are traded. At the June 19, 2000 Board of Directors meeting, the directors authorized the continuation of the share repurchase program.

9. DISTRIBUTION TO SHAREHOLDERS

     Two dividends totaling $0.75 per share were declared during the six months ended June 30, 2000. Two dividends of $0.25 each per share were declared during the six months ended June 30, 1999. The dividends are taxable to stockholders as ordinary income.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

     At a meeting held on June 19, 2000, the Company's directors adopted a dividend policy to reflect the Company's intention to distribute to shareholders as dividends all undistributed personal holding company income of the Company as defined in the Internal Revenue Code. In the Company's case, the sources of such income are primarily dividends and interest received on its portfolio investments. The Company intends to continue payment of quarterly dividends and, in addition, to make an additional adjusting dividend in December of each year if necessary to effect a distribution of all undistributed personal holding company income and avoid special taxes imposed by the Internal Revenue Code on the undistributed personal holding company income of personal holding companies.

10. REMUNERATION

     Each Director receives fees of $2,500 per directors' meeting attended and $1,000 per audit committee meeting attended. The Chairman also receives a $1,500 monthly salary. For the six months ended June 30, 2000 and 1999 directors' fees totaled $33,000 and $30,300, respectively.

     There was no aggregate remuneration paid during the six months ended June 30, 2000. Aggregate remuneration paid during the six month period ended June 30, 1999 was $109,761.

     The Company paid brokerage fees of $73,670 and $82,510 for the six months ended June 30, 2000 and 1999, respectively. Trubee, Collins & Co., Inc. received $52,445 and $8,415 during the six months ended June 30, 2000 and 1999, respectively. The Company has executed securities transactions through the brokerage firm of Trubee, Collins and Co., Inc., of which Brent D. Baird, Chairman of the Board and an affiliated person of the Company, is a registered person.

11. STOCK OPTION PLAN

     During 1987 options for 45,000 shares of common stock were awarded to certain employees. These options are exercisable at the rate of 20% per year beginning July 1, 1988 at a price of $12.75 per share which was equal to the market price at the date of the adoption of the amended plan. All options are fully vested and exercisable but no options have been exercised.

12. COMMITMENTS AND CONTINGENCIES

     At June 30, 2000 the Company has approximately $250,000 of undisbursed contractual commitments in connection with real estate development. In order to protect its investments, the Company may be required to furnish amounts in excess of its current contractual investments or commitments. The future development of the Company's land holdings may require additional expenditures.

     The Company is not involved in any legal actions.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                    COMPUTATION OF NET ASSET VALUE PER SHARE

                           PRIMARY AND FULLY DILUTED
                FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND 1999
                                  (UNAUDITED)

                                                                 2000           1999
                                                              -----------    -----------
Primary
Net Assets..................................................  $73,911,997    $85,482,998
                                                              ===========    ===========
Shares Outstanding..........................................      920,362        962,662
                                                              ===========    ===========
Net Asset Value per Share...................................  $     80.31    $     88.80
                                                              ===========    ===========
Fully Diluted
Options.....................................................       45,000         45,000
Exercise Price of $12.75
Market Price of $61.00 in 2000 and $73.00 in 1999...........  $    (9,406)   $    (8,081)
                                                              -----------    -----------
Additional Shares Attributable to Stock Options.............       35,594         36,919
Shares Outstanding..........................................      920,362        962,662
                                                              -----------    -----------
                                                                  955,956        999,581
Net Asset Value per Share...................................  $     77.32    $     85.52
                                                              ===========    ===========

  Annual Meeting Summary

     On June 19, 2000 the annual shareholders meeting was held in Buffalo, New York. At the meeting, six directors, constituting the entire Board of Directors, were elected to serve a one year term. The votes were as follows:

DIRECTORS NAME                                                  FOR     WITHHELD
--------------                                                -------   --------
Brent D. Baird..............................................  799,656     248
Bruce C. Baird..............................................  799,656     248
Theodore E. Dann, Jr........................................  799,656     248
Patrick W. E. Hodgson.......................................  799,656     248
James E. Traynor............................................  799,654     250
H. Thomas Webb III..........................................  799,656     248

     To ratify the appointment of KPMG LLP, the votes were as follows:

  FOR     AGAINST   ABSTAIN
-------   -------   -------
798,518     24       1,362

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES

                       SELECTED PER SHARE DATA AND RATIOS

                FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND 1999
                                  (UNAUDITED)

  Per Share Data and Ratios*

                                                               2000        1999
                                                              ------      ------
Investment income...........................................  $ 1.30      $ 1.67
  Expenses (including income taxes).........................    (.52)       (.75)
                                                              ------      ------
  Investment income, net....................................     .78         .92
  Distributions from investment income, net.................    (.48)       (.48)
                                                              ------      ------
  Net realized and unrealized gain on securities............    1.82        5.29
Share transactions..........................................     .28         .20
                                                              ------      ------
Net increase in net asset value.............................    2.40        5.93
Net asset value:
  Beginning of period.......................................   74.92       79.59
                                                              ------      ------
  End of period.............................................  $77.32      $85.52
                                                              ======      ======
Ratios
  Ratio of expenses to average net assets...................    0.60%       0.81%
  Ratio of investment income, net, to average net assets....    1.48        1.79
  Portfolio turnover........................................    3.22        9.11

* Per Share data is based upon the average number of shares outstanding for the 6 month periods. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock.

DIRECTORS
Brent D. Baird*
Private Investor

Bruce C. Baird
President
Belmont Contracting Co., Inc.

Patrick W.E. Hodgson*+
President of Cinnamon Investments Ltd. and
Chairman of Todd Shipyards Corporation

Theodore E. Dann, Jr.+
President
Buffalo Technologies Corporation

James E. Traynor+
President
Clear Springs Development Co., LLC

H. Thomas Webb III*
Senior Vice-President
Crescent Resources, Inc.

OFFICERS
Brent D. Baird
Chairman

H. Thomas Webb III
President

Bruce C. Baird
Vice President, Secretary & Treasurer

Cynthia Raby
Assistant Secretary

REGISTRAR, TRANSFER AND DISBURSING AGENT
Continental Stock Transfer and Trust Company
2 Broadway
New York, NY 10004

* Member of Executive Committee

+ Member of the Audit Committee